EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. 1350
In connection with the Annual Report of Penguin Solutions, Inc. (the “Company”) on Form 10-K for the period ended August 28, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kash Shaikh, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 20, 2026	By:	/s/ Kash Shaikh
Kash Shaikh
President and Chief Executive Officer